SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

APPIANT TECHNOLOGIES INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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APPIANT TECHNOLOGIES INC.
6663 Owens Drive
Pleasanton, California 94588

November 22, 2002

To Our Stockholders:

You are cordially invited to attend the annual meeting (the “Annual Meeting”) of stockholders of Appiant Technologies Inc. (the “Company”). The annual meeting will be held on Friday, January 10, 2003 at 10:00 a.m. Pacific Daylight Time, at the Four Points Hotel by Sheraton, 5115 Hopyard Road, Pleasanton, California 94588.

At the Annual Meeting, you will be asked to elect five directors and ratify the appointment of Stonefield Josephson, Inc. as our independent certified public accountants for the fiscal year ending September 30, 2002.

We are also providing along with the proxy statement a copy of our annual report on Form 10-K for the fiscal year ended September 30, 2001. We encourage you to read our Form 10-K.

We hope you will be able to attend the Annual Meeting on January 10, 2003 for a report on the status of the Company’s business and performance during the fiscal year ended September 30, 2001. There will also be an opportunity for stockholders to ask questions. Whether or not you plan to attend the meeting, please sign and return the enclosed proxy card to ensure your representation at the meeting.

Very truly yours, Douglas S. Zorn Chief Executive Officer, President and Secretary Appiant Technologies Inc.

APPIANT TECHNOLOGIES INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JANUARY 10, 2003

TO THE STOCKHOLDERS OF APPIANT TECHNOLOGIES, INC.:

NOTICE IS HEREBY GIVEN that the annual meeting (the “Annual Meeting”) of stockholders of Appiant Technologies Inc., a Delaware corporation (the “Company”), will be held on January 10, 2003 at 10:00 a.m. Pacific Daylight Time, at Four Points Hotel by Sheraton, 5115 Hopyard Road, Pleasanton, California 94588 for the following purposes:

1.    ELECTION OF DIRECTORS.    To elect five directors to the Company’s board of directors to hold office until the next annual meeting of stockholders, or until their respective successors have been duly elected and qualified.

2.    RATIFICATION AND APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS.    To ratify and approve the appointment of Stonefield Josephson, Inc. as the Company’s independent certified public accountants for the Company’s fiscal year ending September 30, 2002.

3.    APPROVAL OF MANAGEMENT EMPOWERMENT TO IMPLEMENT A REVERSE STOCK SPLIT.    To approve the empowerment of management to implement a reverse stock split if Management determines it is necessary to meet criteria for the SmallCap Market under Marketplace Rule 4310(c)(2)(A).

4.    OTHER BUSINESS.    To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

The Board of Directors has fixed the close of business on December 10, 2002, as the record date (the “Record Date”) for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. Only stockholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors, Douglas S. Zorn Chief Executive Officer, President and Secretary

Pleasanton, California
November 22, 2002

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. IF YOU SEND IN YOUR PROXY CARD AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

APPIANT TECHNOLOGIES INC.
6663 Owens Drive
Pleasanton, California 94588

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 10, 2003

General Information

This proxy statement is furnished to stockholders of Appiant Technologies Inc., a Delaware corporation (the “Company”), in connection with the solicitation by the Company’s board of directors (the “Board” or “Board of Directors”) of proxies in the accompanying form for use in voting at the Company’s annual meeting (the “Annual Meeting”) of stockholders to be held on Friday, January 10, 2003, at Four Points Hotel by Sheraton, 5115 Hopyard Road, Pleasanton, California 94588, and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting for the proposals set forth in the accompanying notice of annual meeting of stockholders.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to us (to the attention of Douglas S. Zorn, the Company’s Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. The Company’s principal executive offices are located at 6663 Owens Drive, Pleasanton, California 94588 and the telephone number is (925) 251-3200.

Solicitation and Voting Procedures

The proxy statement and the enclosed proxy card are being mailed to the stockholders on or about December 20, 2002. This proxy statement and the accompanying proxy card are for the use by the stockholders.

The Company’s Bylaws provide that no less than one-third of all of the shares entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Shares represented by proxies that reflect abstentions and broker non-votes will be counted toward the presence of a quorum. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting power with respect to that item and has not received instructions from the beneficial owner. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

All expenses in connection with the solicitation of proxies will be borne by the Company. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company’s common stock. The Company may conduct further solicitation personally, by telephone or by facsimile through the Company’s officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

Shares Entitled to Vote and Required Vote

The Company’s outstanding common stock (“Common Stock”) and Series B Preferred Stock (“Preferred Stock”) constitute the only classes of securities entitled to notice of, or to vote at, the Annual Meeting.

Stockholders of record of the Common Stock and the Preferred Stock at the close of business on December 10, 2002 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. On Record Date, there were              shares of the Company’s Common Stock and              shares of the Company’s Preferred Stock issued and outstanding. Each share of Common Stock entitles the holder to one vote on each matter which may come before the Annual Meeting. Each share of Preferred Stock entitles the holder to one vote for each share of Common Stock into which such Preferred Stock could then be converted.

Prior to the Annual Meeting, the Company will select an inspector of election for the Annual Meeting. Such inspector shall determine the number of shares represented at the Annual Meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Such inspector may be assisted by an automated system administered by the Company’s transfer agent to tabulate votes cast by proxy at the Annual Meeting, and one of the Company’s officers will tabulate votes cast in person at the Annual Meeting.

The nominees for directors will be elected by a plurality of all the votes cast at the Annual Meeting. Accordingly, abstentions as to the election of directors will not affect the election of the candidates receiving a plurality of votes. The approval of Proposals 2 and 3 will require the affirmative vote of a majority of all the outstanding shares present or represented and entitled to vote at the Annual Meeting.

Abstentions are treated as shares present or represented and entitled to vote for the purposes of determining whether a matter has been approved by the stockholders and therefore have the same effect as negative votes. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be entitled to vote for purposes of determining whether stockholder approval of that matter has been obtained. Accordingly, as to Proposals 2 and 3, whose approval requires the affirmative vote of a majority of the shares present and entitled to vote, broker non-votes and shares as to which proxy authority has been withheld shall have no effect.

If less than a quorum, one-third of the shares entitled to vote, are represented at the Annual Meeting, the chairman of the Annual Meeting may adjourn the Annual Meeting to another date, time or place until a quorum is present. Notice need not be given of the new date, time or place if the new date, time or place is announced at the Annual Meeting before an adjournment is taken and such new date is within thirty (30) days of the original Annual Meeting date.

The shares represented by properly executed proxy cards will be voted at the Annual Meeting as indicated or, if no instructions are given, in favor of Proposals 1, 2 and 3. The Company does not presently know of any other business that may come before the Annual Meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Annual Meeting, five directors are to be elected to hold office until the 2003 annual meeting of stockholders or until their successors have been elected and qualified. The five nominees for election as directors are listed below. Each nominee is currently a member of the Company’s Board of Directors and has consented, if elected as a director of the Company, to serve until his term expires. Should any nominee become unable or unwilling to accept nomination or election as director for any reason, the persons named in the enclosed proxy card may vote for a substitute nominee designated by the board of directors. The Company has no reason to believe the nominees named will be unable or unwilling to serve if elected.

The persons nominated as directors, their current position with the Company and their ages are as follows:

Nominees	Age	Position
Douglas S. Zorn	52	Chairman of the Board, Chief Executive Officer, President

L. Thomas Baldwin III	46	Director

N. Bruce Walko	61	Director

Robert Landis	43	Director

Fred E. Tannous	36	Director

DOUGLAS S. ZORN.    Mr. Zorn has been the Company’s Chairman of the Board, Chief Executive Officer and President since May 2000. Mr. Zorn served as Executive Vice President, Chief Financial Officer, Secretary and a Director of the Company since the Company’s incorporation in October 1996 until May 2000. Mr. Zorn served as Executive Vice President, Secretary and Treasurer, and Chief Financial and Operating Officer of BioFactors, Inc. from December 1993 until February 1997 and as a Director from June 1994 until February 1997.

L. THOMAS BALDWIN III.    Mr. Baldwin has been a Director of the Company since December 2000. Mr. Baldwin is a bond trader and investor. For more than the past five years, he has been Chairman of Baldwin Group Ltd., a parent company of various investment and financial services businesses. He has been a member of the Chicago Board of Trade, serving on its Executive Committee; as Chairman of the Advisory Subcommittee of the CPO/CTA Committee; and as Chairman of the Regulatory Compliance Subcommittee for Reg. 320.15 and 320.16 of the Exchange Relations Group. Mr. Baldwin also served as Vice Chairman of the T-Bond Pit Committee.

N. BRUCE WALKO.    Mr. Walko has been a Director of the Company since January 1999. Mr. Walko has been the President of Cyberfast Systems, Inc., a company involved in international voice over internet protocol, since November 1999. Previously, Mr. Walko served as Southeast Regional General Manager for NextWave Telecom Inc. from 1994 until 1997. Mr. Walko was instrumental in the development of new technology telecommunication for NextWave Telecom Inc. and also for AT&T Wireless, formerly McCaw Cellular Inc.

ROBERT LANDIS.    Mr. Landis serves as Chairman and Chief Financial Officer of Comprehensive Care Corporation, a publicly traded, managed behavioral healthcare company. Mr. Landis earned a Bachelor of Science degree in Accounting from the University of Southern California and a Masters of Business Administration from the California State University at Northridge.

FRED E. TANNOUS.    Mr. Tannous is Co-Chairman and Chief Executive Officer of Health Sciences Group, a publicly traded healthcare company committed to vertically integrating a collaborative network of profitable nutraceutical and pharmaceutical companies. Mr. Tannous received an MBA in Finance and Accounting from the University of Chicago Graduate School of Business, and holds a Masters and Bachelors degree in Electrical Engineering from the University of Southern California.

Required Vote

The affirmative vote of a plurality of all the votes cast at the Annual Meeting is required to elect directors.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION
OF THE NOMINEES NAMED ABOVE.

Meetings and Committees of the Board of Directors

The Company’s Board of Directors held a total of twenty-four meetings during the fiscal year ended September 30, 2001. During the fiscal year ended September 30, 2001, no director attended fewer than 75% of the number of meetings of the Board of Directors and each committee of the Board of Directors of which he was a member held during the period he served on the board of directors.

The Audit Committee of the Company’s Board of Directors consisted of Messrs. Allen Jacobson, Robert Schmier and Bruce Walko during the fiscal year ending September 30, 2001. The Audit Committee met four times during the fiscal year ended September 30, 2001.

The Board of Directors approved a charter for the Audit Committee, a copy of which was attached as Appendix B to the Company’s 2001 Proxy Statement. The Board has determined that all members of the Audit Committee are “independent” as that term is defined in Rule 4200 of the listing standards of the National Association of Securities Dealers.

The Compensation Committee of the Company’s Board of Directors consisted of Messrs. Baldwin, Schmier and Walko. The Compensation Committee reviews and approves the compensation of the Company’s executive officers and administers the Company’s Equity Incentive Plan (the “Equity Plan”). The Compensation Committee met once during the fiscal year ended September 30, 2001.

The Board does not have a nominating committee or a committee performing the functions of a nominating committee. While there are no formal procedures for stockholders to recommend nominations, the Board will consider stockholder recommendations. Such recommendations should be addressed to Douglas S. Zorn, the Company’s Secretary, at the Company’s principal executive offices.

Compensation of Directors

The Company’s directors are not separately compensated for serving on the Board of Directors. Directors are reimbursed for reasonable travel-related expenses for attendance at meetings.

At the time of his or her appointment to the Board of Directors, each newly appointed non-employee director is granted warrants or options to purchase shares of common stock at an exercise price equal to the closing price of the Company’s Common Stock on The NASDAQ SmallCap Market on the last business day prior to such appointment. Directors appointed prior to September 30, 2001 received warrants to purchase 50,000 shares; directors appointed thereafter received options to purchase 100,000 shares. Such options have a duration of ten years from the date of grant.

Under the terms of the Company’s Equity Plan, each non-employee director is entitled to receive non-qualified stock options to acquire 2,400 shares of Common Stock for each full fiscal year that such director serves on the Board of Directors. Each option granted shall be granted within 30 days following the date of the annual meeting of the Company’s stockholders for the relevant year. Messrs. Walko and Baldwin, both non-employee directors who served on the board of directors for the entire year ended September 30, 2001, will be entitled to such options.

PROPOSAL 2

RATIFICATION AND APPROVAL OF APPOINTMENT OF
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors, following the recommendation of the Audit Committee, has appointed Stonefield Josephson, Inc. to replace PricewaterhouseCoopers LLP as the independent auditors, to audit the Company’s consolidated financial statements for the fiscal year ending September 30, 2002. This appointment is being presented to the stockholders for approval and ratification at the Annual Meeting. If the appointment is not ratified, the Board of Directors will reconsider its selection.

PricewaterhouseCoopers LLP has audited the Company’s consolidated financial statements for the fiscal year ended September 30, 2001. Representatives of Stonefield Josephson, Inc. are expected to be present at the Annual Meeting. They will have the opportunity to address the audience at the Annual Meeting, and will be available to answer appropriate questions from stockholders.

During the fiscal year ending September 30, 2001, the Company was billed the following fees by PricewaterhouseCoopers LLP:

Audit Fees.    The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company’s annual financial statements for the Company’s fiscal year ended September 30, 2001 and the reviews of the financial statements included in the Company’s Forms 10-Q for that fiscal year was $245,000.

Financial Information Systems Design and Implementation Fees.    No fees were billed by PricewaterhouseCoopers LLP to the Company for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X (financial information systems design and implementation services).

All Other Fees.    The aggregate fees billed by PricewaterhouseCoopers LLP to the Company for professional services rendered to the Company other than the Audit Fees and Financial Information Systems Design and Implementation Fees described in the preceding two paragraphs, was $40,000.

The Audit Committee did consider whether the provision of financial information systems design and implementation services and other non-audit services is compatible with the accountants’ independence and concluded that provision of financial information systems design and implementation services and other non-audit services are compatible with maintaining the independence of the Company’s external auditors.

The Audit Committee has considered whether the provision of services described above under “Financial Information Systems Design and Implementation Fees” and “All Other Fees” is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

Required Vote

The affirmative vote of a majority of all of the votes present or represented and entitled to vote at the Annual Meeting is required to ratify and approve the foregoing proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE RATIFICATION AND APPROVAL OF THE APPOINTMENT OF
STONEFIELD JOSEPHSON, INC. AS THE COMPANY’S INDEPENDENT AUDITORS
FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2002.

CHANGES IN INDEPENDENT PUBLIC ACCOUNTANTS

Previous Independent Accountants

On September 6, 2000, the Company dismissed BDO Seidman LLP, which had previously served as the Company’s independent accountants, and engaged PricewaterhouseCoopers LLP as the Company’s new independent accountants.

The reports of BDO Seidman LLP on the financial statements for our past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

The Audit Committee of the Board of Directors participated in and approved the decision to change independent accountants.

In connection with its audits for the two most recent fiscal years and through September 6, 2000, there were no disagreements with BDO Seidman LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman LLP, would have caused BDO Seidman LLP to make reference thereto in their report on the financial statements for such years.

During the two most recent fiscal years and through September 6, 2000, there were no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

We requested that BDO Seidman LLP furnish us with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated September 11, 2000, is filed as Exhibit 16.1 to the Company’s Form 8-K, filed with the Securities and Exchange Commission on September 12, 2000.

As stated above, the Company engaged PricewaterhouseCoopers LLP as the Company’s new independent accountants as of September 6, 2000. The Audit Committee of the Board of Directors approved such engagement.

On November 13, 2002, PricewaterhouseCoopers LLP (“PwC”) resigned as the Company’s independent accountants.

PwC’s reports on our financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion nor were qualified or modified as to uncertainty, audit scope or accounting principle except that PwC’s opinion on our 2001 financial statements included an explanatory paragraph expressing substantial doubt regarding our ability to continue as a going concern.

In connection with its audits for the two most recent fiscal years and through November 13, 2002, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements for such years.

During the two most recent fiscal years and through November 13, 2002, PwC has advised management and the audit committee that it had identified one material control weakness and two reportable conditions regarding the Company’s internal accounting controls.

We have authorized PwC to respond fully to the inquiries of any successor independent accountants concerning this matter.

New Independent Accountants

The Board of Directors, following the recommendation of the Audit Committee, has appointed Stonefield Josephson, Inc. to replace PricewaterhouseCoopers LLP as the independent auditors, to audit the Company’s consolidated financial statements for the fiscal year ending September 30, 2002. This appointment is being presented to the stockholders for approval and ratification at the Annual Meeting. If the appointment is not ratified, the Board of Directors will reconsider its selection.

PROPOSAL 3

APPROVAL OF MANAGEMENT EMPOWERMENT
TO IMPLEMENT A REVERSE STOCK SPLIT

If it becomes necessary for the Company to seek a six month extension to meet NASDAQ listing requirements set forth in Marketplace Rule 4310(c)(4), the Company must meet the initial listing criteria for the SmallCap Market under Marketplace Rule 4310(c)(2)(A). This rule states that “[f]or initial inclusion, the issuer shall have (i) stockholders’ equity of $5 million, (ii) market value of listed securities of $50 million; or (iii) net income from continuing operations of $750,000 in the most recently completed fiscal year or in two of the last three most recently completed fiscal years.”

To meet such requirements, a reverse stock split may have to be implemented.

When a company engages in a reverse stock split, it substitutes one share of stock for a predetermined amount of shares of stock. It does not increase the market capitalization of the company. An example of a reverse split is the following. Assume ABC Corporation has 10,000,000 shares of common stock outstanding. Assume the market price is $10 per share. Assume that ABC Corporation declares a 1 for 4 reverse split. After the reverse split ABC Corporation will have 1/4 as many shares outstanding or 2,500,000 shares outstanding. The stock will have a market price of $40. If an individual investor owned 100 shares of ABC before the split at $10 per share, he will own 25 shares at $40 after the split. In either case, his stock will be worth $1,000. He’s no better off before or after. Except that the higher stock price should make the company more attractive to potential investors. There is no guarantee that the Company’s stock will rise in price after a reverse split. However, there has been some academic research on reverse stock splits indicating that small cap stocks which reverse split their stock can generate better earnings and receive a benefit from the reverse split. For companies trying to boost their price into a range more acceptable to traders, a reverse stock split works well.

Required Vote

The affirmative vote of a majority of all of the votes present or represented and entitled to vote at the Annual Meeting is required to ratify and approve the foregoing proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE APPROVAL OF MANAGEMENT EMPOWERMENT TO IMPLEMENT
A REVERSE STOCK SPLIT.

MANAGEMENT

Executive Officers and Directors

The following table sets forth certain information with respect to the Company’s executive officers and directors as of November 12, 2002:

Name	Age	Position
Douglas S. Zorn	52	Chairman of the Board, Chief Executive Officer, President
Siravara Vijayendra	45	Vice President, Engineering and Operations
L. Thomas Baldwin III(1)	46	Director
N. Bruce Walko(1)(2)	61	Director
Robert Landis(1)(2)	43	Director
Fred E. Tannous(1)(2)	36	Director

(1)	Member of Compensation Committee
(2)	Member of Audit Committee

DOUGLAS S. ZORN.    Mr. Zorn has been the Company’s President, Chief Executive Officer and Chairman of the Board since May 2000. Mr. Zorn served as Executive Vice President, Chief Financial Officer, Secretary and a Director of the Company since the Company’s incorporation in October 1996 until May 2000. From December 1993 until February 1997, Mr. Zorn served in various positions at BioFactors, Inc., most recently as a Director.

SIRAVARA VIJAYENDRA.    Mr. Vijayendra joined the Company in January 2002 as the Company’s Vice President of Engineering and Operations. Prior to joining the Company, Mr. Vijayendra was the Vice President of Engineering at Baypoint Innovations, a division of Mitel, Inc., Director of Engineering at Sensory Circuits, Inc., and Senior Manager at Centigram Communications. Prior to Centigram Communications, Mr. Vijayendra developed voice and data encryption products and smart card products.

L. THOMAS BALDWIN III.    Mr. Baldwin has been a Director of the Company since December 2000. Mr. Baldwin is a bond trader and investor. For more than the past five years, he has been Chairman of Baldwin Group Ltd., a parent company of various investment and financial services businesses. He has been a member of the Chicago Board of Trade, serving on its Executive Committee; as Chairman of the Advisory Subcommittee of the CPO/CTA Committee; and as Chairman of the Regulatory Compliance Subcommittee for Reg. 320.15 and 320.16 of the Exchange Relations Group. Mr. Baldwin also served as Vice Chairman of the T-Bond Pit Committee.

N. BRUCE WALKO.    Mr. Walko has been a Director of the Company since January 1999. Mr. Walko has been the President of Cyberfast Systems, Inc., a company involved in international voice over internet protocol, since November 1999. Previously, Mr. Walko served as Southeast Regional General Manager for NextWave Telecom Inc. from 1994 until 1997. Mr. Walko was instrumental in the development of new technology telecommunication for NextWave Telecom Inc. and also for AT&T Wireless, formerly McCaw Cellular Inc.

ROBERT LANDIS.    Mr. Landis serves as Chairman and Chief Financial Officer of Comprehensive Care Corporation, a publicly traded, managed behavioral healthcare company. Mr. Landis earned a Bachelor of Science degree in Accounting from the University of Southern California and a Masters of Business Administration from the California State University at Northridge.

FRED E. TANNOUS.    Mr. Tannous is Co-Chairman and Chief Executive Officer of Health Sciences Group, a publicly traded healthcare company committed to vertically integrating a collaborative network of profitable nutraceutical and pharmaceutical companies. Mr. Tannous received an MBA in Finance and Accounting from the University of Chicago Graduate School of Business, and holds a Masters and Bachelors degree in Electrical Engineering from the University of Southern California.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of the Company’s Common and Preferred Stock as of September 30, 2002 by:

(i)  each person who is known by the Company to beneficially own 5% or more of the Company’s outstanding common stock,

(ii)  the Company’s Chief Executive Officer and each of the other “Named Executive Officers” (as defined below in “Executive Compensation—Summary Compensation Table”),

(iii)  each director and nominee for director of the Company, and

(iv)  all directors and executive officers of the Company as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants or issuable upon conversion of Preferred Stock held by that person that are currently exercisable or exercisable (or convertible) within 60 days of September 30, 2002, are deemed outstanding. Percentage of beneficial ownership of Common Stock as of September 30, 2002 is based upon 16,229,900 outstanding shares of Common Stock. Percentage of beneficial ownership of Preferred Stock as of September 30, 2002 is based upon 68,720 outstanding shares of Preferred Stock. To the Company’s knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name.

	Number of Shares Beneficially Owned			Percent of Class
Officers and Directors(1)	Common		Preferred	Common	Preferred
Douglas S. Zorn	1,314,289	(2)	—	5.5%	—
L. Thomas Baldwin III	9,648,596	(3)	—	40.3%	—
N. Bruce Walko	73,500	(4)	—	0.3%	—
Fred Tannous	—		—	—	—
Robert Landis	—		—	—	—
Siravara Vijayendra	10,000	(5)	—	0.0%	—
All officers, directors and proposed directors as a group ((6) persons)	11,046,386	(6)	—	46.2%	—

*	Less than 1%.
(1)	Each beneficial owner for whom an address is not listed has an address c/o Appiant Technologies Inc., 6663 Owens Drive, Pleasanton, California 94588.
(2)
Represents 151,937 shares of common stock, vested options to purchase 468,833 shares of common stock, immediately exercisable warrants to purchase 305,512 shares of common stock and notes immediately convertible into 388,007 shares of common stock.

(3)
Represents 3,191,334 shares of common stock, immediately exercisable warrants to purchase 2,861,567 shares of common stock, notes immediately convertible into 3,595,695 shares of common stock. Includes 105,000 shares held by Irrevocable trusts for each of Mr. Baldwin’s three children. Mr. Baldwin disclaims beneficial interest except to the extent of his pecuniary interest therein.

(4)	Represents vested options to purchase 23,500 shares of common stock, and immediately exercisable warrants to purchase 50,000 shares of common stock.
(5)	Represents vested options to purchase 10,000 shares of common stock.
(6)
Represents 3,343,271 shares of common stock, vested options to purchase 502,333 shares of common stock, immediately exercisable warrants to purchase 3,217,079 shares of common stock and notes immediately convertible into 3,983,702 shares of common stock.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary Compensation Table

The following table sets forth certain information concerning compensation paid during the last three fiscal years to (i) each person that served as the Company’s Chief Executive Officer during the fiscal year of the Company ending September 30, 2001, (ii) the four other most highly compensated executive officers of the Company whose aggregate cash compensation exceeded $100,000 during the fiscal year ended September 30, 2001, and (iii) up to two former executive officers of the Company who would have been one of the Company’s four most highly compensated officers had such officer been serving as such as the end of the Company’s fiscal year ending September 30, 2001 (collectively, the “Named Executive Officers”).

	Year		Annual Compensation					Long-Term Compensation Awards
Name and Position			Salary($)	Bonus($)		Other Annual Compensation($)		Restricted Stock Awards($)	Securities Underlying Options(#)
Douglas S. Zorn Chairman of the Board, Chief Executive Officer and President	2001 2000 1999		$285,750 172,500 178,327	$	— 180,000 193,883	$2,797 13,163 12,600	(1) (2) (2)	— — —	50,000 200,000 325,500	(3) (4) (5)

Ram V. Mani Chief Technology Officer, Director	2001 2000 1999	(6)	164,477 146,634 62,500		75,000 — —	2,658 9,311 —	(1) (7)	— — —	10,000 — —	(3)

Ken G. Murray Chief Operations Officer	2001	(8)	76,598		—	79,281	(9)	—	300,000	(10)

John R. Zavoli Chief Financial Officer	2001	(11)	70,170		30,288	88,599	(12)	—	175,000	(10)

(1)	Automobile allowance and life insurance paid for by the Company.
(2)	Automobile lease paid for by the Company for Mr. Zorn.
(3)	Options granted on March 16, 2001 with an exercise price of $4.50 per share.
(4)	Options granted July 27, 2000 with an exercise price of $8.75 per share.
(5)
Options granted February 2, 1999 with an exercise price of $1.125 per share. Mr. Zorn was originally granted options on 325,000 shares and voluntarily relinquished options on 16,500 shares in July 2000.

(6)	Represents Mr. Mani’s compensation from his hiring date in June 1999 through September 30, 1999. Mr. Mani terminated his employment with the Company on August 31, 2001.
(7)	Automobile lease paid for by the Company in the amount of $8,300 and life insurance in the amount of $1,011.
(8)	Represents Mr. Murray’s compensation from October 1, 2000 through April 30, 2001, the date of Mr. Murray’s termination of employment with the Company.
(9)	Automobile allowance of $588, life insurance of $610, commission of $28,083 and Severance paid of $50,000 to Mr. Murray.
(10)	Options granted on July 28, 2000 with an exercise price of $8.75 per share.
(11)	Represents Mr. Zavoli’s compensation from October 1, 2000 through February 14, 2001, the date of Mr. Zavoli’s termination of employment with the Company.
(12)	Automobile allowance of $678, life insurance of $421 and Severance paid of $87,500.

Option Grants in Last Fiscal Year

The following table sets forth certain information for each of the Company’s Named Executive Officers concerning stock options granted to them during the fiscal year ended September 30, 2001:

	Individual Grants
	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year(1)	Exercise Price ($/Shr)(2)	Expiration Date	Potential Realizable Value at Assumed Annual Rate of Stock Appreciation for Option Terms(3)
Name					5%($)	10%($)
Douglas S. Zorn	50,000	2.2%	$4.50	3/16/11	$60,000	$229,000
Ram V. Mani	10,000	0.4%	$4.50	3/16/11	12,000	45,800
Ken G. Murray
John R. Zavoli

(1)	Based on 2,323,650 options granted during the fiscal year ended September 30, 2001.
(2)	The exercise price was deemed to be equal to $1.00 over the fair market value on the date of the grant date, as determined by the closing price as reported on The NASDAQ SmallCap Market.
(3)
The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation on the Company’s Common Stock over the term of the options. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the common stock, overall stock market conditions, and the timing of option exercises, if any. There can be no assurance that amounts reflected in this table will be achieved.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Option Values

The following table sets forth certain information concerning exercises of stock options during the fiscal year ended September 30, 2001 by each of the Company’s Named Executive Officers and the number and value of unexercised options held by each of the Company’s Named Executive Officers on September 30, 2001. None of the Company’s Named Executive Officers exercised any options in fiscal year ended September 30, 2001.

	Number of Unexercised Securities Underlying Options at September 30, 2001(#)				Value of Unexercised In-The-Money Options at September 30, 2001(1)($)
Name	Exercisable		Unexercisable		Exercisable	Unexercisable
Douglas S. Zorn	366,833	(2)	191,667	(3)	$242,173	—
Ram V. Mani	93,166	(4)	121,834	(5)	$2,786	$2,638
Ken G. Murray
John R. Zavoli

(1)
Value of “in-the-money” stock options represents the positive spread between the exercise price of stock options and the fair market value for the Company’s Common Stock on September 30, 2001 based on a closing price on September 28, 2001 of $1.91 per share.

(2)	Represents 308,500 options at $1.125 per share and 58,333 options at $8.75 per share.
(3)	Represents 141,667 options at $8.75 per share and 50,000 options at $4.50 per share.
(4)	Represents 79,625 at $1.875 per share and 13,541 options at $8.75 per share.
(5)	Represents 75,375 at $1.875 per share, 10,000 options at $4.50 per share and 36,459 options at $8.75 per share.

EQUITY COMPENSATION PLANS

The following table sets forth information about shares of the Company’s Common Stock and Exchangeable Shares that may be issued under the Company’s equity compensation plans, including compensation plans that were approved by the Company’s stockholders as well as compensation plans that were not approved by the Company’s stockholders. Information in the table is as of September 30, 2001.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	2,915,775	(1)	$5.68	1,084,225	(2)
Equity compensation plans not approved by security holders	273,250	(3)	$4.50	226,750	(4)

Total/Weighted Average/Total	3,189,025		$5.5798	1,310,975

(1)	Represents shares of the Company’s Common Stock issuable upon exercise of options outstanding under the following equity compensation plan: 1997 Equity Incentive Plan.
(2)	Represents shares of the Company’s Common Stock authorized for future issuance under the following equity compensation plan: 1997 Equity Incentive Plan.
(3)	Represents shares of the Company’s Common Stock issuable upon exercise of options outstanding under the following equity compensation plans: 2001 Broad Based Stock Plan.
(4)	Represents shares of the Company’s Common Stock issuable upon exercise of options or authorized for future issuance under the following equity compensation plans: 2001 Broad Based Stock Plan.

The following is a description of the material features of the Company’s equity compensation plan that was not approved by the Company’s stockholders:

Broad Based Stock Plan

The 2001 Broad Based Stock Plan (the “2001 Plan”) was adopted by the Board of Directors in March 2001 without approval of the Company’s stockholders.

The 2001 Plan is administered by the (a) the Board or (b) a Committee designated by the Board (the “Administrator”), which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Pursuant to the 2001 Plan, the Administrator is authorized under the Plan to award (the “Award”) any type of arrangement to an Employee that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, a SAR or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other security with the value derived from the value of the Shares. Such Awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Dividend Equivalent Rights, Performance Units or Performance Shares, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

An aggregate of 500,000 shares has been reserved for the grant of stock options under the 2001 Plan, subject to increase as provided below. Subject to any required action by the stockholders of Appiant, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar event affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by Appiant, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies or any similar transaction; provided, however that conversion of any convertible securities of Appiant shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by Appiant of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

The exercise price or purchase price, if any, for an Award shall be as follows: (i) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant unless otherwise determined by the Administrator; (ii) In the case of other Awards, such price as is determined by the Administrator; (iii) Notwithstanding the foregoing provisions of this paragraph, in the case of an Award issued pursuant to acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction, the exercise or purchase price for the Award shall be determined in accordance with the principles of Section 424(a) of the Code.

Upon the prior written consent of the Board and subject to any conditions associated with such consent, a Non-Statutory Option may be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s immediate family (as that term is defined in Rule 16a-l(e) of the Exchange Act) or to a trust established exclusively for one or more such family members. In addition, the Board, in its sole discretion, may allow a Non-Statutory Option to be assigned in other circumstances deemed appropriate.

The term of Award shall be the term stated in the Award Agreement. The 2001 Plan shall continue in effect for a term of ten (10) years unless sooner terminated by the Board.

The Company has established subplans under the 2001 Plan for employees in India and Singapore. Each subplan is subject to and incorporates the terms and conditions of the 2001 Plan, and provides further administrative rules in order to take advantage of certain employee and Company favorable tax laws in these jurisdictions.

REPORT OF THE COMPENSATION COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filings.

The Compensation Committee of the Board of Directors was formed in July 2000 and during the fiscal year ending September 30, 2001, consisted of Messrs. Baldwin, Schmier and Walko. Decisions concerning the compensation of the Company’s executive officers are made by the Compensation Committee and reviewed by the full Board of Directors (excluding any interested director).

Executive Officer Compensation Program

The objectives of the executive officer compensation program are to attract, retain, motivate and reward key personnel who possess the necessary leadership and management skills, through competitive base salary, annual cash bonus incentives, long term incentive compensation in the form of stock options, and various benefits, including medical and life insurance plans.

The executive compensation policies of the Compensation Committee are intended to combine competitive levels of compensations and rewards for above average performance and to align relative compensation with the achievements of key business objectives, optimal satisfaction of customers and maximization of stockholder value. The Compensation Committee believes that stock ownership by management is beneficial in aligning management and stockholder interest, thereby enhancing stockholder value.

Base Salaries.    Salaries for the Company’s executive officers are determined primarily on the basis of the executive officer’s responsibility, general salary practices of peer companies and the officer’s individual qualifications and experience. The base salaries are reviewed annually and may be adjusted by the Compensation Committee in accordance with certain criteria which include individual performance, the functions performed by the executive officer, the scope of the executive officer’s on-going duties, general changes in the compensation peer group in which the Company competes for executive talent, and the Company’s financial performance generally. The weight given to each such factor by the Compensation Committee may vary from individual to individual.

Incentive Bonuses.    The Compensation Committee believes that a cash incentive bonus plan can serve to motivate the Company’s executive officers and management to address annual performance goals, using more immediate measures for performance than those reflected in the appreciation in value of stock options. The bonus amounts are based upon recommendations by management and a subjective consideration of factors including such officer’s level of responsibility, individual performance, contributions to the Company’s success and the Company’s financial performance generally.

Stock Option Grants.    Stock options may be granted to executive officers and other employees under the Equity Incentive Plan. Because of the direct relationship between the value of an option and the stock price, the Compensation Committee believes that options motivate executive officers to manage the Company in a manner that is consistent with stockholder interests. Stock option grants are intended to focus the attention of the recipient on the Company’s long-term performance which the Commune believes results in improved stockholder value, and to retain the services of the executive officers in a competitive job market by providing significant long-term earning potential. To this end, stock options generally vest and become fully exercisable over a four-year period. The principal factors considered in granting stock options to executive officers of the Company are prior performance, level of responsibility, other compensation and the executive officer’s ability to influence the Company’s long-term growth and profitability. However, the Equity Incentive Plan does not provide any quantitative method for weighing these factors, and a decision to grant an award is primarily based on a subjective evaluation of the past as well as future anticipated performance.

Other Compensation Plans.    The Company has adopted certain general employee benefit plans in which executive officers are permitted to participate on parity with other employees. The Company also provides a 401(k) deferred compensation pension plan. Benefits under these general plans are indirectly tied to the Company’s performance.

Deductibility of Compensation.    Section 162(m) of the Internal Revenue Code (“IRC”) disallows a deduction by the Company for compensation exceeding $1.0 million paid to certain executive officers, excluding, among other things, performance based compensation. Because the compensation to the executive officers has not approached this limitation, the Compensation Committee has not had to use any of the available exemptions from the deduction limit. The Compensation Committee remains aware of the IRC Section 162(m) limitations and will address the issue of deductibility when and if circumstances warrant the use of such exemptions.

Chief Executive Officer Compensation

The compensation of the President is reviewed annually on the same basis as discussed above for all executive officers. Mr. Zorn’s base salary for the fiscal year ended September 30, 2001 was $285,750. Mr. Zorn’s base salary was established in part by comparing the base salaries of chief executive officers at other companies of similar size. Mr. Zorn’s base salary was at the approximate median of the base salary range for presidents/chief executive officers of comparative companies. Mr. Zorn additionally was awarded options to purchase 50,000 shares of Common Stock at an exercise price of $4.50. For the fiscal year ended September 30, 2001, no bonus was paid to Mr. Zorn.

MEMBERS OF THE COMPENSATION COMMITTEE

L. Thomas Baldwin III
Bruce Walko

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors, during the fiscal year ending September 30, 2001, consisted of Messrs. Jacobson, Schmier and Walko. Each of the members of the Audit Committee is independent (as defined under the NASDAQ’s listing standards).

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing financial reports and other financial information provided by the Company to any governmental body or the public, the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors have established, and the Company’s auditing, accounting and financial reporting processes generally. The Audit Committee annually recommends to the Board of Directors the appointment of a firm of independent auditors to audit the financial statements of the Company and meets with such personnel of the Company to review the scope and the results of the annual audit, the amount of audit fees, the Company’s internal accounting controls, the Company’s financial statements contained in the Company’s internal accounting controls, the Company’s financial statements contained in the Company’s Annual Report to the Company’s stockholders and other related matters. A more detailed description of the functions of the Audit Committee can be found in the Company’s Audit Committee Charter, a copy of which was attached to the Company’s 2001 proxy statement as Appendix B.

The Audit Committee has reviewed and discussed with management the financial statements for fiscal year 2001 audited by PricewaterhouseCoopers LLP, the Company’s independent certified public accountants. The Audit Committee has discussed with PricewaterhouseCoopers LLP various matters related to the financial statements, including those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380). The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee), and has discussed with PricewaterhouseCoopers LLP its independence. Based upon such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2001 for filing with the Securities and Exchange Commission.

The Audit Committee and the Board of Directors also have recommended, subject to stockholder approval, the selection of Stonefield Josephson, Inc. as the Company’s independent certified public accountants for fiscal year ending September 30, 2002.

MEMBERS OF THE AUDIT COMMITTEE

N. Bruce Walko, Chairman

Stock Performance Graph

The following graph compares the percentage change in the cumulative stockholder return on the Company’s common stock from the date of the Company’s initial public offering in February, 1997 through September 30, 2001 with the percentage change in the cumulative total return for The Nasdaq National Market (U.S. Companies). The comparison assumes $100 was invested at the time of the Company’s initial public offering in the Company’s Common stock and in the foregoing index and assumes the reinvestment of dividends, if any. The comparisons in the graph are provided in response to disclosure requirements of the Securities and Exchange Commission and are not intended to forecast or be indicative of future performance of the Company’s Common Stock.

COMPARISON OF 56 MONTH CUMULATIVE TOTAL RETURN*
AMONG APPIANT TECHNOLOGIES, INC.

*$100 invested on 2/4/97 in stock or on 1/31/97 in index-including reinvestment of dividends. Fiscal year ending September 30.

Copyright © 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved.
www.researchdatagroup.com/S&P.htm

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Employment Agreements

The Company has an employment agreement with Douglas S. Zorn, as Chairman of the Board of Directors, President and Chief Executive Officer of the Company. By its terms, the agreement has an initial term of three years from October 30, 1996 with a provision that the term will be extended for successive one-year periods beginning on the first day after the final day of the initial term, except in the event Mr. Zorn or the Company provides written notice to the other at least 180 days before the beginning of such one-year period, of the intention not to extend the term. Mr. Zorn’s base salary may be adjusted from time to time by mutual agreement between Mr. Zorn and the Board of Directors. Mr. Zorn’s base salary for calendar years 2000 and 2001 was $180,000 and $300,000 respectively. Mr. Zorn’s base salary for the calendar year 2002 will continue to be $300,000.

The employment agreement provides, subject to its terms, for an annual bonus to be paid to Mr. Zorn pursuant to a written bonus plan to be approved by the Company’s Board of Directors. The employment agreement provides that Mr. Zorn is entitled to reasonable expense reimbursements, four weeks paid vacation per year and participation in any of the Company’s benefit and deferred compensation plans. A bonus was not paid to Mr. Zorn for the Company’s fiscal year ending September 30, 2001.

The employment agreement also provide for payments in the event of termination prior to the end of the term as follows: if Mr. Zorn is terminated without cause, then his base salary will be paid for the greater of two years or the balance of the term and he will receive a bonus for each such year equal to his average bonus for the two preceding years. If Mr. Zorn is terminated upon a change of control, then compensation equal to two times the sum of the base salary plus average bonus will be paid to him for one year. In the event of termination (except termination without cause), Mr. Zorn is subject to a two-year non-competition agreement.

Merger Transaction

On May 23, 2001, pursuant to the Agreement and Plan of Merger, dated as of February 5, 2001, by and among the Company, Great American Acquisition Corp., a Delaware corporation (the “Merger Sub”), Quaartz Inc., a Delaware corporation (“Quaartz”) and Tom Ku, as Stockholders Agent, the Company completed the merger of the Merger Sub, a wholly-owned subsidiary of the Company, with and into Quaartz with Quaartz being the surviving corporation of the merger and becoming a wholly-owned subsidiary of the Company. The transaction closed on May 23, 2001 and is being accounted for as a purchase transaction. As consideration for the transaction, the Company issued an aggregate of 1,500,00 shares of the Company’s Common Stock in exchange for the outstanding shares of capital stock of Quaartz, subject to the withholder of 50% of such shares in escrow in accordance with the terms of the agreement.

Sale of Subsidiary

On September 1, 2001, the Company sold Enhancement Technologies India (P) Ltd., an Indian corporation (“ETI”) and its call center business to Global Customer Services, Inc. (“GCS”) pursuant to a stock purchase agreement executed September 24, 2001. The aggregate sales’ price consisted of 19.99% of GCS, the newly formed company that holds only the asset of the India subsidiary, and $500,000 in the form of a promissory note from GCS to the Company. The promissory note is to be paid over three years from 5% of the revenues of GCS. The Company has not recorded the consideration as its recoverability is not probable and accordingly, no gain or loss on sale has been recorded.

Loans to Officers

On June 30, 2001, the Company loaned $100,00 to Douglas S. Zorn, the Company’s Chairman of the Board, Chief Executive Officer and President. The loan was repaid in full on July 1, 2001.

Issuance of Warrants

In January 2001, the Company issued a warrant dated as of July 2000 to purchase up to 300,000 shares of the Company’s Common Stock to Baldwin Partners, LP, of which L. Thomas Baldwin III, a director of the Company, is an affiliate. The warrant is immediately exercisable and may be exercised until December 31, 2002. The exercise price per share of the warrant is $6.00.

In March 2001, the Company issued a convertible debenture of $2.5 million and various warrants to purchase up to 1,481,481 shares of the Company’s Common Stock to L. Thomas Baldwin III. The shares to be issued upon conversation of the note and the exercise of the warrants will equal more than 20% of the Company’s outstanding shares and require the vote of the Company’s stockholders. Once approved by the stockholders, the warrants are immediately exercisable and may be exercised until March 2008. The conversion price of the note is $1.50 per share and is due if not converted on May 31, 2002. The exercise price per share of the warrants is $2.70.

In May 2001, the Company issued a warrant to purchase up to 30,000 shares of the Company’s Common Stock to L. Thomas Baldwin III. The warrant is immediately exercisable and may be exercised until May 31, 2006. The exercise price per share of the warrant is $1.57.

In May 2001, the Company issued a warrant to purchase up to 20,000 shares of the Company’s Common Stock to Douglas S. Zorn. The warrant is immediately exercisable and may be exercised until May 31, 2006. The exercise price per share of the warrant is $1.57.

In June 2001, the Company issued a warrant to purchase up to 56,818 shares of the Company’s Common Stock to L. Thomas Baldwin III, as set forth in a promissory note and secured by the Infotel Technologies (Pte) Ltd. (“Infotel”) assets. The warrant is immediately exercisable and may be exercised until June 8, 2006. The exercise price per share of the warrant is $2.64.

In October 2001, the Company issued a warrant to purchase up to 59,524 shares of the Company’s Common Stock to L. Thomas Baldwin III, as set forth in a promissory note and secured by the Company’s Voice Plus Accounts Receivables. The warrant is immediately exercisable and may be exercised until October 31, 2006. The exercise price per share of the warrant is $1.68.

In October 2001, the Company issued a warrant to purchase up to 59,524 shares of the Company’s Common Stock to Douglas S. Zorn, as set forth in a promissory note and secured by the Company’s Voice Plus Accounts Receivables. The warrant is immediately exercisable and may be exercised until October 31, 2006. The exercise price per share of the warrant is $1.68.

In October 2001, the Company issued a warrant to purchase up to 20,000 shares of the Company’s Common Stock to Douglas S. Zorn, as set forth in a promissory note and secured by the Company’s Voice Plus Accounts Receivables. The warrant is immediately exercisable and may be exercised until October 31, 2006. The exercise price per share of the warrant is $1.57.

In November 2001, the Company issued a warrant to purchase up to 150,000 shares of the Company’s Common Stock to L. Thomas Baldwin III, as set forth in a promissory note and secured by the Company’s VoicePlus and Infotel assets. The warrant is immediately exercisable and may be exercised until November 28, 2006. The exercise price per share of the warrant is $1.29.

In November 2001, the Company issued a warrant to purchase up to 77,519 shares of the Company’s Common Stock to Robert J. Schmier, as set forth in a promissory note and secured by the Infotel assets. The warrant is immediately exercisable and may be exercised until November 28, 2006. The exercise price per share of the warrant is $1.29.

In January 2002, we issued a warrant to purchase up to 301,205 shares of common stock to Lucien Thomas Baldwin III, as set forth in a Promissory Note and secured by the Infotel assets, to raise operating capital for us in a transaction exempt from registration under Section 4(2). The warrant is immediately exercisable and may be exercised until January 17, 2007. The exercise price per share of this warrant is $1.66.

In January 2002, we issued a warrant to purchase up to 277,778 shares of common stock to Lucien Thomas Baldwin III, as set forth in a Promissory Note and secured by the Infotel assets, to raise operating capital for us in a transaction exempt from registration under Section 4(2). The warrant is immediately exercisable and may be exercised until January 24, 2007. The exercise price per share of this warrant is $1.80.

In February 2002, we issued a warrant to purchase up to 214,286 shares of common stock to Lucien Thomas Baldwin III, as set forth in a Promissory Note and secured by the Infotel assets, to raise operating capital for us in a transaction exempt from registration under Section 4(2). The warrant is immediately exercisable and may be exercised until February 8, 2007. The exercise price per share of this warrant is $1.40.

In March 2002, we issued a warrant to purchase up to 64,935 shares of common stock to Douglas S. Zorn, as set forth in a Promissory Note and secured by the Infotel assets, to raise operating capital for us in a transaction exempt from registration under Section 4(2). The warrant is immediately exercisable and may be exercised until March 8, 2007. The exercise price per share of this warrant is $1.54.

In March 2002, we issued a warrant to purchase up to 37,879 shares of common stock to Allen F. Jacobson, as set forth in a Promissory Note and secured by the Infotel assets, to raise operating capital for us in a transaction exempt from registration under Section 4(2). The warrant is immediately exercisable and may be exercised until March 22, 2007. The exercise price per share of this warrant is $1.32.

In April 2002, we issued two warrants to purchase up to 42,268 shares of common stock to Douglas Zorn, as set forth in two Promissory Notes and secured by Voice Plus Accounts Receivables and the Infotel assets, to raise operating capital for us in a transaction exempt from registration under Section 4(2). The warrants are immediately exercisable and may be exercised until April 26, 2007. The exercise price per share of this warrant is $1.25.

In April 2002, we issued warrants to purchase up to 1,556,612 shares of common stock to an investor group, as set forth in a Promissory Note and secured by the all the assets of Appiant, to raise operating capital for us in a transaction exempt from registration under Section 4(2). The warrants is immediately exercisable and may be exercised until April 22, 2009. The exercise price per share of this warrant is $1.33.

In May 2002, we issued a warrant to purchase up to 83,333 shares of common stock to Douglas Zorn, as set forth in a Promissory Note and secured by the Voice Plus Accounts Receivables and Infotel assets, to raise operating capital for us in a transaction exempt from registration under Section 4(2). The warrant is immediately exercisable and may be exercised until May 22, 2007. The exercise price per share of this warrant is $1.00.

STOCKHOLDER PROPOSALS

Requirements for Stockholder Proposals to be Brought Before an Annual Meeting.    For stockholder proposals to be considered properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice therefor in writing to the Secretary of the Company. To be timely for the 2003 annual meeting of stockholders, a stockholder’s notice must be delivered to or mailed and received by the Secretary of the Company at the principal executive offices of the Company, by December 31, 2002. A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials. Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and intended to be presented at the Company’s 2003 annual meeting of stockholders must be received by the Company not later than December 31, 2002 in order to be considered for inclusion in the Company’s proxy materials for that meeting.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors, executive officers and holders of more than 10% percent of the Company’s equity securities (collectively, “Reporting Persons”) to file reports of beneficial ownership and changes in ownership of the Company’s equity securities with the Securities and Exchange Commission. Reporting Persons are required to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company or written representations from certain Reporting Persons that no other reports were required, the Company believes that during fiscal year 2001, all Reporting Persons complied with all applicable filing requirements.

Other Matters

The Company knows of no other matters to be submitted to the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote the shares at the direction of the Company’s Board of Directors.

It is important that your stock be represented at the Annual Meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope which has been enclosed, at your earliest convenience.

FINANCIAL AND OTHER INFORMATION

The information required by Item 13(a) of Schedule 14A with respect to the Company’s consolidated financial statements, management’s discussion and analysis of financial condition and results of operations, changes in accountants and quantitative and qualitative disclosures about market risk as contained in the following documents previously filed with the Securities and Exchange Commission are hereby incorporated by reference into this proxy statement:

a.  Current Reports on Form 8-K filed with the Securities and Exchange Commission on September 12, 2000, May 3, 2002, July 19, 2002, August 15, 2002, August 27, 2002 and September 20, 2002;

b.  Quarterly Report on Form 10-Q for the quarter ended December 31, 2001; quarter ended March 31, 2002; quarter ended June 30, 2002; and

c.  Annual Report on Form 10-K filed for the fiscal year ended September 30, 2001.

ANNUAL REPORT ON FORM 10-K AND ANNUAL REPORT TO STOCKHOLDERS

UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, APPIANT TECHNOLOGY, INC., 6663 OWENS DRIVE, PLEASANTON, CALIFORNIA 94588, THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED A COPY OF THE 2001 REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES FILED THEREWITH.

By Order of the Board of Directors, Douglas S. Zorn, Chief Executive Officer, President and Secretary Appiant Technologies Inc.

Pleasanton, California
November 22, 2002

APPIANT TECHNOLOGIES INC.
ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF APPIANT TECHNOLOGIES INC.

The undersigned hereby appoints Douglas S. Zorn to act as proxy, with full power to appoint a substitute, to represent and to vote, with all the powers the undersigned would have if personally present, all the shares of common stock and/or Series B preferred stock of Appiant Technologies Inc. (the “Company”) held of record by the undersigned on December 10, 2002 at the annual meeting of stockholders to be held on January 10, 2003, at 10:00 a.m. Pacific Daylight Time or any adjournment or adjournments thereof.

PROPOSAL 1.    ELECTION OF DIRECTORS.    To elect five directors to the Company’s board of directors to hold office until the next annual meeting of stockholders, or until their respective successors have been duly elected and qualified.

(1) Douglas S. Zorn	(4) Robert Landis
(2) L. Thomas Baldwin III	(5) Fred E. Tannous
(3) N. Bruce Walko

☐	FOR ALL THE NOMINEES LISTED ABOVE

☐	WITHHOLD AUTHORITY

☐	________________________________________________________
FOR ALL NOMINEES EXCEPT AS NOTED ABOVE

PROPOSAL 2.    RATIFICATION AND APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS.    To ratify and approve the appointment of Stonefield Josephson, Inc. as the Company’s independent certified public accountants for the Company’s fiscal year ending September 30, 2002.

☐    FOR                    ☐    AGAINST                    ☐    ABSTAIN

PROPOSAL 3.    APPROVAL OF MANAGEMENT EMPOWERMENT TO IMPLEMENT A REVERSE STOCK SPLIT.    To approve the empowerment of management to implement a reverse stock split if Management determines it is necessary to meet criteria for the SmallCap Market under Marketplace Rule 4310(c)(2)(A).

☐    FOR                    ☐    AGAINST                    ☐    ABSTAIN

PROPOSAL 4.    OTHER BUSINESS.    To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

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In their discretion, the proxy is authorized to vote upon other business as may come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted FOR Proposals 1, 2 and 3.

Date:  ________________________________ , 2002

(Signature)

(Signature)

PLEASE SIGN HERE

Please date this proxy and sign your name exactly as it appears hereon.

Where there is more than one owner, each should sign. When signing as an agent, attorney, administrator, executor, guardian, or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer who should indicate his office.

PLEASE DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.